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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 19, 1998




                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
             (Exact name of registrant as specified in its charter)



      DELAWARE                       0-24275                    52-2081515
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


                            3516 CENTRE CIRCLE DRIVE
                         FORT MILL, SOUTH CAROLINA 29715
                    (Address of principal executive offices)



                                 (803) 548-2160
              (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On November 19, 1998, American Aircarriers Support, Incorporated (the "Company") completed the acquisition of substantially all of the assets of American Jet Engine Services, Inc. ("AmJet"), a FAA certified repair and maintenance facility, pursuant to an Asset Purchase Agreement (the "Agreement") dated as of November 19, 1998, but effective as of October 1, 1998 among the Company, American Aircarriers Support Acquisition II Corp., a wholly owned subsidiary of the Company formed for the purpose of effecting the acquisition (the "Subsidiary"), AmJet, and Anton K. Khoury and Hanna K. Khoury, the shareholders of AmJet (the "Shareholders"). Pursuant to the Agreement, the Company acquired substantially all of the assets of AmJet for a purchase price of $12,450,000 and assumption of certain accounts and trade payables, certain warranty claims, employee bonuses, and claims and liability arising from specified investigations. The purchase price was comprised of approximately $8,600,000 cash paid from the Company's bank credit facility, the issuance of 625,000 shares of the Company's Common Stock valued at $3,750,000 and adjustments of approximately $100,000 credited to the Company. In addition, the Company acquired the inventories of Global Air Spares, Inc. ("GASI") and Atlantic Airmotive Corporation ("AAC") and assumed an aircraft engine lease from AAC for an aggregate purchase price of $2,550,000 cash, also paid from the Company's bank credit facility. GASI and AAC, also owned by the Shareholders, are redistributors of jet engines and engine parts. AmJet, GASI and AAC are all located in Miami, Florida.

         Simultaneously with the execution of the Agreement, the Company entered into a lease with Anthony Khoury for one of the facilities in which AmJet's business has been operating and another lease with Hanna Khoury for the other facility in which AmJet's business has been operating. During the initial one year term, the rental payments are $5,218 and $5,325 per month for the approximately 12,000 square foot and 15,000 square foot facilities, respectively.

         For a period of one year, AmJet may "piggy-back" its shares onto any registration statement which the Company files to register any of its securities under the Securities Act of 1933, as amended (the "Act"), in connection with a public offering for cash proceeds payable in whole or in part to the Company. AmJet also was granted the right to "demand" that the Company file a registration statement under the Act covering such shares. The "demand" registration right commences after July 1, 1999 and may only be exercised on one occasion. All expenses incurred in connection with the registration of AmJet shares pursuant to either the piggy-back and demand registration rights are payable by the Company, excluding underwriting discounts or fees.

         Simultaneously with the execution of the Agreement, the Company appointed Anton Khoury to the Board of Directors and also entered into a three year employment agreement with each of the Shareholders. Under their respective agreements, Anton K. Khoury is to serve as President of the Subsidiary and Hanna
K. Khoury is to serve as Executive Vice President of the Subsidiary, which will continue the operations of AmJet. Both of these officers have substantial experience in the jet engine and spare parts overhaul and maintenance industry. Anton Khoury has over 18 years of industry experience. Prior to founding AmJet, he was employed in various capacities with major commercial airlines and engine repair agencies. Hanna Khoury has over 22 years of business experience. Before founding GASI and AAC, he spent 12 years with the Northrop Corporation both in Los Angeles and Saudi Arabia in support of such company's F-5 program.


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ITEM 5. OTHER EVENTS

         The Board of Directors of the Company was expanded in order to appoint Anton K. Khoury, as described above, and Michael F. Evans, who was named Vice President of Power Plant Operations in conjunction with the recently completed acquisition of the assets of Global Turbine Services, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

              (a) It is impracticable to provide the required financial statements for AmJet at this time. In accordance with Item 7(a)(1) of Form 8-K, the Company will file the required financial statements as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

              (b) It is impracticable to provide the required pro forma financial information for AmJet and the Company at this time. In accordance with
Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date on which this report on Form 8-K must be filed.

              (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:


                                                                                                           Reg. S-K
Exhibit No.                         Description                                                            Item No.
-----------                         -----------                                                            --------

 2.4                Asset Purchase Agreement among the Company, American Jet Engine                           2
                    Services, Inc. and its Shareholders and American Aircarriers
                    Support Acquisition II Corp.

 4.4                Registration Rights Agreement between the Company and American Jet                        4
                    Engine Services, Inc.

10.1.6              Executive Employment Agreement between the Company and Anton K.                          10
                    Khoury

10.1.7              Executive Employment Agreement between the Company and Hanna K.                          10
                    Khoury

10.5.4              Lease of Real Property between the Company and Anton K. Khoury                           10

10.5.5              Lease of Real Property between the Company and Hanna K. Khoury                           10

10.10               Inventory Sales Agreement between the Company and Global Air Spares,                     10
                    Inc.

10.11               Aircraft Engine Sales Agreement between the Company and Atlantic                         10
                    Airmotive Corporation




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FORWARD LOOKING STATEMENTS

         This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the aircraft spare parts industry and the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


Date: December 4, 1998         By: /s/ Elaine T. Rudisill
                                  ---------------------------
                                   Elaine T. Rudisill, Chief Financial Officer





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                                  EXHIBIT INDEX


                                                                                                           Reg. S-K
Exhibit No.                         Description                                                            Item No.
-----------                         -----------                                                            --------

 2.4                Asset Purchase Agreement among the Company, American Jet Engine                           2
                    Services, Inc. and its Shareholders and American Aircarriers
                    Support Acquisition II Corp.

 4.4                Registration Rights Agreement between the Company and American Jet                        4
                    Engine Services, Inc.

10.1.6              Executive Employment Agreement between the Company and Anton K.                          10
                    Khoury

10.1.7              Executive Employment Agreement between the Company and Hanna K.                          10
                    Khoury

10.5.4              Lease of Real Property between the Company and Anton K. Khoury                           10

10.5.5              Lease of Real Property between the Company and Hanna K. Khoury                           10

10.10               Inventory Sales Agreement between the Company and Global Air Spares,                     10
                    Inc.

10.11               Aircraft Engine Sales Agreement between the Company and Atlantic                         10
                    Airmotive Corporation



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